QUAKER INVESTMENT TRUST
 (the "Trust")

Quaker Impact Growth Fund (formerly, Quaker Strategic Growth Fund)
Quaker Global Tactical Allocation Fund
Quaker Small/Mid-Cap Impact Value Fund (formerly, Quaker Small Cap Value Fund)
 Quaker Mid-Cap Value Fund
(each a "Fund" and together, the "Funds")

Supplement dated September 7, 2018 to the Trust's Summary and Statutory Prospectuses
dated October 30, 2017

Class A Share Changes
Effective September 30, 2018, the Funds will no longer assess a front-end sales charge on their Class A shares.  In addition, the Funds' Class A shares will be renamed the "Advisor Class" shares. No action is required by you.

Share Class Consolidation
The Trust's Board of Trustees (the "Board") has approved the conversion of each Fund's Class C shares into corresponding Advisor Class shares (formerly, Class A shares) of such Fund.  The conversion will result in lower Rule 12b-1 fees for former Class C shareholders because each Fund's Advisor Class shares only charge a 0.25% Rule 12b-1 fee.  Shareholders will not pay any sales charges in connection with the conversion.  The conversion is expected to be tax-free and to occur at the end of September 2018.  No action is required by you.

Reorganization of Quaker Global Tactical Allocation Fund
 The Board has approved the reorganization of the Quaker Global Tactical Allocation Fund (the "Target Fund") into the Quaker Impact Growth Fund (formerly the Quaker Strategic Growth Fund) (the "Acquiring Fund").  As a result, each class of the Target Fund shares will be converted automatically at net asset value into shares of the corresponding class of the Acquiring Fund shares in exchange for the acquisition of the Target Fund's assets and the assumption of the Target Fund's liabilities.  The Board has determined that the reorganization is in the best interests of the Target Fund and the Acquired Fund and that the interests of the Target Fund's and Acquiring Fund's existing shareholders will not be diluted as a result of the reorganization.  The Target Fund's investment objective and fundamental investment limitations are identical to the Acquiring Fund, and the  Funds' investment strategies and risks are similar, except that the Target Fund may invest more substantially in international, fixed income and exchange-traded fund securities.  The reorganization is expected to occur during the Fall of 2018 and to be tax-free to shareholders.  You will receive a detailed information statement/prospectus describing the reorganization as well as the characteristics of the  Target and Acquiring Funds.  No action is required by you.

Reorganization of Quaker Mid-Cap Value Fund
 The Board has approved the reorganization of the Quaker Mid-Cap Value Fund (the "Target Fund") into the Quaker Small/Mid-Cap Impact Value Fund (formerly the Quaker Small-Cap Value Fund) (the "Acquiring Fund").  As a result, each class of the Target Fund shares will be converted automatically at net asset value into shares of the corresponding class of the Acquiring Fund shares in exchange for the acquisition of the Target Fund's assets and the assumption of the Target Fund's liabilities.  The Board has determined that the reorganization is in the best interests of the Target Fund and the Acquired Fund and that the interests of the Target Fund's and Acquiring Fund's existing shareholders will not be diluted as a result of the reorganization.  The Target Fund's investment objective and fundamental investment limitations are identical to the Acquiring Fund, and the  Funds' investment strategies and risks are similar, except that the Target Fund investments typically are more concentrated in the securities of mid-capitalization companies.  The reorganization is expected to occur during the Fall of 2018 and to be tax-free to shareholders.  You will receive a detailed information statement/prospectus describing the reorganization as well as the characteristics of the  Target and Acquiring Funds.  No action is required by you.